SSgA FUNDS

SUPPLEMENT DATED JULY 21, 2008
TO
PROSPECTUS DATED DECEMBER 18, 2007
(AS SUPPLEMENTED THROUGH JUNE 6, 2008)

SSgA EMERGING MARKETS FUND
SSgA EMERGING MARKETS FUND—SELECT CLASS SHARES

The Prospectuses dated December 18, 2007 are hereby supplemented.  The following information supersedes any information to the contrary regarding each share class of the SSgA Emerging Markets Fund contained in the Prospectuses:

Effective August 1, 2007, the SSgA Emerging Markets Fund (the “Fund”) was closed to purchases (including exchanges from other SSgA Funds) by new investors.

Effective August 1, 2008, the Fund will again be accepting purchases by new investors in accordance with the disclosures set forth in the Fund’s prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE